Taxation	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Taxation

Note 9 – Taxation

The income tax expense increased by $48 million for the six months ended June 30, 2018 with an expense of $36 million as compared to a benefit of $12 million for the six months ended June 30, 2017.

The tax provision for the first six months of 2018 has been prepared based on the actual results for the period rather than using the estimated results for the entirety of 2018. This is on the basis that it is known that due to the emergence from bankruptcy protection in early July, the results for the rest of 2018 reflect a series of adjustments arising from fresh start accounting that are not reliably estimable.

The income tax expense for the six months ended June 30, 2018 of $36 million includes an increase in uncertain tax positions of $8 million and an $18 million tax expense due to an adjustment in the income tax charge for a subsidiary related to prior years. The Company considers the effect of this prior period correction not to be material in the context of the overall results for the current or prior periods.

In the first six months of 2017 there was a net benefit in the tax expense due to a reduction in uncertain tax positions which did not recur and also a benefit following the submission of a tax return in respect of a prior year.

Companies in the group are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine the tax returns and some have issued assessments. Companies in the group are defending the tax positions in those jurisdictions.

The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2012 for an aggregate amount equivalent to $161 million including interest and penalties. The relevant group companies are robustly contesting these assessments including filing relevant appeals. An adverse outcome on these proposed assessments could result in a material adverse impact on our consolidated statement of financial position, results of operations or cash flows.

The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Chapter 11 process with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria and it is also intended that one or more formal objections against these claims for distribution purposes will be filed in the US court. An adverse outcome on these proposed assessments could result in a material adverse impact on our consolidated statement of financial position, results of operations or cash flows.